--------------------------------------------------------------------------------

                                CREDIT AGREEMENT

                          Dated as of November 30, 2001

                                      among

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,

                           not individually, except as
                            expressly stated herein,
                         but solely as the Owner Trustee
                             under S&F Trust 1998-1

                                as the Borrower,

                               The Various Persons
                        from Time to Time Parties Hereto

                               as the Lenders, and

                           FLEET CAPITAL CORPORATION,

                                  as the Agent

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

SECTION 1. DEFINITIONS.....................................................................    1
       1.1    Definitions..................................................................    1
       1.2    Interpretation...............................................................    1

SECTION 2. AMOUNT AND TERMS OF COMMITMENTS.................................................    1
       2.1    Commitments..................................................................    1
       2.2    Notes........................................................................    1
       2.3    Procedure for Borrowing......................................................    2
       2.4    [not used]...................................................................    2
       2.5    [not used]...................................................................    2
       2.6    Prepayments and Payments.....................................................    2
       2.7    [not used]...................................................................    3
       2.8    Interest Rates and Payment Dates.............................................    3
       2.9    [not used]...................................................................    3
       2.10   Pro Rata Treatment and Payments..............................................    3
       2.11   Notice of Amounts Payable; Mandatory Assignment..............................    4

SECTION 3. REPRESENTATIONS AND WARRANTIES..................................................    4

SECTION 4. CONDITIONS PRECEDENT............................................................    5
       4.1    Conditions to Effectiveness..................................................    5
       4.2    Conditions to the Loan.......................................................    5

SECTION 5. COVENANTS.......................................................................    5
       5.1    Other Activities.............................................................    5
       5.2    Ownership of Properties, Indebtedness........................................    5
       5.3    Disposition of Assets........................................................    5
       5.4    Compliance with Operative Agreements.........................................    5
       5.5    Further Assurances...........................................................    6
       5.6    Notices......................................................................    6
       5.7    Discharge of Liens...........................................................    6
       5.8    Trust Agreement..............................................................    6

SECTION 6. EVENTS OF DEFAULT...............................................................    6

SECTION 7. THE AGENT.......................................................................    8
       7.1    Appointment..................................................................    8
       7.2    Delegation of Duties.........................................................    9
       7.3    Exculpatory Provisions.......................................................    9
       7.4    Reliance by the Agent........................................................    9
       7.5    Notice of Default............................................................   10
       7.6    Non-Reliance on the Agent and Other Lenders..................................   10
       7.7    Indemnification..............................................................   11
       7.8    The Agent in Its Individual Capacity.........................................   11

       7.9    Successor Agent..............................................................   11
       7.10   Actions of the Agent on Behalf of Holders....................................   12
       7.11   The Agent's Duty of Care.....................................................   12

SECTION 8. MATTERS RELATING TO PAYMENT AND COLLATERAL......................................   12
       8.1    Collection and Allocation of Payments and Other Amounts......................   12
       8.2    Certain Remedial Matters.....................................................   12
       8.3    Excepted Payments............................................................   13

SECTION 9. MISCELLANEOUS...................................................................   13
       9.1    Amendments and Waivers.......................................................   13
       9.2    Notices......................................................................   13
       9.3    No Waiver; Cumulative Remedies...............................................   13
       9.4    Survival of Representations and Warranties...................................   13
       9.5    Payment of Expenses and Taxes................................................   13
       9.6    Successors and Assigns.......................................................   14
       9.7    Participations...............................................................   14
       9.8    Assignments; Pledges to Federal Reserve Banks................................   14
       9.9    The Register; Disclosure.....................................................   15
       9.10   Adjustments; Set-off.........................................................   15
       9.11   Counterparts.................................................................   16
       9.12   Severability.................................................................   16
       9.13   Integration..................................................................   16
       9.14   GOVERNING LAW................................................................   16
       9.15   SUBMISSION TO JURISDICTION AND VENUE.........................................   17
       9.16   Acknowledgments..............................................................   17
       9.17   WAIVERS OF JURY TRIAL........................................................   17
       9.18   Nonrecourse..................................................................   17
       9.19   USURY SAVINGS PROVISION......................................................   18

SCHEDULES

         Schedule 2.1     Commitments and Addresses of Lenders

         Schedule 2.10    Wire Instructions for Lenders


EXHIBITS

         Exhibit A-1      Form of A-1 Note

         Exhibit A-2      Form of A-2 Note

         Exhibit B        Form of B Note

                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT, dated as of November 30, 2001 (the "Agreement") is
                                                                ---------
among WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under S&F Trust 1998-1 (the "Owner Trustee" or the "Borrower"), the several banks and other
             -------------          --------
financial institutions from time to time parties to this Agreement (the "Lenders"), and FLEET CAPITAL CORPORATION, a Delaware corporation, as the Agent
 -------
for the Lenders (the "Agent").
                      -----

     The parties agree as follows.

                             SECTION 1. DEFINITIONS

     1.1  Definitions.
          -----------

     Capitalized terms used and not otherwise defined in this Agreement have the meanings assigned to them in Appendix A to that certain Participation Agreement
                             ----------
dated as of November 30, 2001 (the "Participation Agreement") among Smart &
                                    -----------------------
Final Inc., as Lessee, the Guarantors, the Borrower, the Holders, the Lenders, and Fleet Capital Corporation, as Agent for the Lenders and respecting the Security Documents, as the Agent for the Lenders and the Holders, to the extent of their interests.

     1.2  Interpretation.
          --------------

     The rules of usage set forth in Appendix A to the Participation Agreement
                                     ----------
apply to this Agreement.

                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

     2.1  Commitments.
          -----------

     (a) Subject to the terms and conditions hereof, each Lender severally agrees to make its portion of the Loan to the Borrower (to be paid through the Agent) on the Closing Date in an amount equal to its Commitment as is set forth in Schedule 2.1 for the purpose of enabling the Borrower to pay the amounts
   ------------
described in Section 5.1(a) of the Participation Agreement. Any prepayments of the Loan, whether mandatory or at the Borrower's election, are not subject to reborrowing.

     (b)  [not used]

     (c)  [not used]

     2.2  Notes.
          -----

     Each Lender's portion of the Loan shall be evidenced by promissory notes of the Borrower, substantially in the form of Exhibit A-1 in the case of the A-1
                                           -----------
Notes, Exhibit A-2 in the case of the A-2 Notes and Exhibit B in the case of the
       -----------                                  ---------
B Notes, with appropriate insertions as
to payee, date, interest rate, fees and principal amount, payable to the order of the Lender and in a principal amount equal to the Lender's Commitment. Each Lender is authorized to record the date and amount of each payment or prepayment of principal on the schedule annexed to its Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded,
           ----- -----
but the failure to record or any error in recording any information shall not affect the Borrower's obligations under this Agreement or any Note. Each Note shall (i) be dated the Closing Date, (ii) be stated to mature on the Maturity Date and (iii) provide for the payment of principal and interest in accordance with the terms of this Agreement and such Note.

     2.3  Procedure for Borrowing.
          -----------------------

     (a) The Borrower shall deliver or cause the Lessee to deliver irrevocable notice to the Agent at least three Business Days before the Closing Date specifying the amount to be borrowed (which shall not be in excess of the Commitments) on the Closing Date, and the Agent shall promptly notify each Lender of the information contained in such notice. Each Lender shall pay its portion of the Loan to the Agent for the account of the Borrower prior to 11:30 a.m., Los Angeles, California time, on the Closing Date in immediately available funds. The Agent will make the Loan available to the Borrower by crediting an account designated by the Borrower with the aggregate of the Loan and in like funds as received by the Agent. No amount of principal that the Borrower repays or prepays may be reborrowed.

     (b)  [not used]

     2.4  [not used]
          ----------

     2.5  [not used]
          ----------

     2.6  Prepayments and Payments.
          ------------------------

     (a) The Borrower may at any time after the second anniversary of the Closing Date prepay the Loan, in whole but not in part, without setoff, deduction or counterclaim, upon at least three Business Days' irrevocable notice to the Agent, specifying the date and amount of prepayment, which amount must include the aggregate Loan Property Costs of the Properties, all accrued and unpaid interest thereon, the Prepayment Fees and any other amounts owing to the Agent or any Lender. The Agent shall promptly notify each Lender of the content of any prepayment notice. The amount specified in a prepayment notice shall be due and payable on the date specified in the notice.

     (b) If the Borrower, in its capacity as the Lessor, receives any payment
(i) for any Casualty, Condemnation or Environmental Violation pursuant to Sections 15.1(a) or 15.1(g) or Article XVI of the Lease (excluding any payments in respect thereof which are payable to the Lessee in accordance with the Lease), or (ii) of the Termination Value for any Property in connection with the delivery of a Termination Notice pursuant to Article XVI of the Lease, or (iii) of the Termination Value for any Property in connection with the exercise of the Purchase Option under Article XX of the Lease or the exercise of the option of the Lessor to transfer the Properties to the Lessee pursuant to Section 20.3 of the Lease, or (iv) Prepayment Fees or other amounts in connection with such payments, then in each case, the Borrower shall pay such amounts to the Agent, and the Agent, whether it receives such amounts from the Borrower or directly from the Lessee, shall apply and pay such amounts in accordance with the provisions of Section 8.7(b)(ii) of the Participation Agreement.

     (c) Each prepayment of the Loan pursuant to Section 2.6(a) or (b) shall be allocated to reduce the Loan Property Cost of the Property or Properties subject to the respective Casualty, Condemnation, Environmental Violation, termination, purchase, transfer or other circumstance giving rise to the prepayment.

     (d) The outstanding principal balance of the Loan and all other amounts then owing under this Agreement or otherwise with respect to the Loan shall be due and payable in full on the Maturity Date.

     2.7  [not used]
          ----------

     2.8  Interest Rates and Payment Dates.
          --------------------------------

     (a) Each Lender's portion of the outstanding principal of the Loan shall bear interest at a rate per annum equal to the amount stated on that Lender's Note, except as expressly provided in this Agreement. Interest is calculated on the basis of a year of 360 days for the actual days elapsed.

     (b) If all or a portion of the principal amount of the Loan, any interest payable on the Loan or any other amount payable under this Agreement is not paid when due (whether on the Maturity Date, by acceleration or otherwise), the overdue amount shall bear interest at the Overdue Rate from the date of the nonpayment until the amount is paid in full.

     (c) Interest shall be payable in arrears on the applicable Payment Date, except that (i) Overdue Interest shall be payable on demand and (ii) each prepayment of the Loan shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

     2.9  [not used]
          ----------

     2.10 Pro Rata Treatment and Payments.
          -------------------------------

     (a) Subject to Section 8.7 of the Participation Agreement and Section 2.11(b) hereof, each payment (including without limitation each prepayment) by the Borrower of principal of and interest on the Loan shall be made pro rata to the Lenders according to their respective outstanding principal of the Loan. All payments (including without limitation prepayments) to be made by the Borrower under this Agreement or the Notes, whether of principal, interest or otherwise, shall be made without setoff or counterclaim and shall be made prior to 9:00 a.m., Los Angeles, California time, on the applicable Payment Date to the Agent, for the account of the Lenders, at the Agent's address for payments, in Dollars and in immediately available funds. The Agent shall distribute all payments to the Lenders in accordance with their wire instructions on Schedule 2.10 promptly
                                                          -------------
upon receipt in like funds as received. If any Payment Date is not a Business Day, the payment will be due on the next Business Day, with interest on the payment at the regular rate from the scheduled Payment Date to the next Business Day.

     (b) On the Closing Date, the Agent may assume that each Lender is making the Commitment available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If a Lender does not make its Commitment available to the Agent by 11:30 a.m., Los Angeles, California time on the Closing Date, it shall pay to the Agent, on demand, the amount of its Commitment with interest thereon at a rate equal to the Federal Funds Effective Rate for the period from the Closing Date to the date it makes its Commitment available to the Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this Section 2.10(b) will be conclusive in the absence of manifest error. If any Lender does not make its Commitment available to the Agent within three Business Days of the Closing Date, the Agent may recover the amount of the Lender's Commitment with interest thereon at the Federal Funds Effective Rate on demand from the Borrower.

     2.11 Notice of Amounts Payable; Mandatory Assignment.
          -----------------------------------------------

     (a) If any Lender becomes aware that any amounts are or will be owed to it pursuant to Section 11.2(e) of the Participation Agreement, then it shall promptly notify the Borrower, the Lessee and the Agent and, as soon as practicable thereafter, it shall submit to the Borrower (with a copy to the Agent) a certificate indicating the amount owing to it and the calculation thereof. The amount set forth in such certificate shall be prima facie evidence
                                                           ----- -----
of the obligations of the Borrower under that section.

     (b) If any Lender delivers to the Borrower a certificate in accordance with
Section 2.11(a), then, subject to the Lessee's rights under Section 9.1 of the Participation Agreement, the Borrower may, at its own expense (provided, such
                                                               --------
amounts shall be reimbursed or paid entirely (as elected by the Borrower) by the Lessee, as Supplemental Rent) and in its discretion, (i) require such Lender to transfer or assign, in whole or (with such Lender's consent) in part, without recourse (in accordance with Section 9.8), all or (with such Lender's consent) part of its interests, rights (except for rights to be indemnified for actions taken while a party hereunder) and obligations under this Agreement to another Person if the Borrower, with the full cooperation of such Lender, can identify a Person who is ready, willing and able to be such Person and such Person (which may be another Lender) shall assume such assigned obligations; or (ii) during such time as no Default or Event of Default has occurred and is continuing, prepay all outstanding Loan of such Lender; provided, however, that (x) the
                                            --------  -------
Borrower or such Person, as the case may be, shall have paid to such Lender in immediately available funds the principal of and interest accrued to the date of such payment on the portion of its Loan and all other amounts owed to it hereunder (and, if such Lender is also a Holder, all Holder Advances and Holder Yield accrued and unpaid thereon); and (y) such assignment and prepayment of the Loan do not conflict with any law, rule or regulation or order of any court or Governmental Authority.

                   SECTION 3. REPRESENTATIONS AND WARRANTIES

     To induce the Agent and the Lenders to enter into this Agreement and to make the Loan, each of the Trust Company and the Owner Trustee hereby makes and affirms the representations and warranties set forth in Section 6.1 of the Participation Agreement to the same extent as if such representations and warranties were set forth in this Agreement in their entirety.

                        SECTION 4. CONDITIONS PRECEDENT

     4.1  Conditions to Effectiveness.
          ---------------------------

     The effectiveness of this Agreement is subject to the satisfaction of all conditions precedent set forth in Section 5.3 of the Participation Agreement required to be satisfied by the Closing Date.

     4.2  Conditions to the Loan.
          ----------------------

         The obligation of each Lender to make its portion of the Loan is subject to the satisfaction of all conditions precedent set forth in Section 5.3 of the Participation Agreement required to be satisfied by the Closing Date.

                              SECTION 5. COVENANTS

     So long as any Loan or Note remains outstanding and unpaid or any other amount is owing to any Lender or the Agent hereunder:

     5.1  Other Activities.
          ----------------

     The Borrower will not conduct, transact or otherwise engage in, or commit to transact, conduct or otherwise engage in, any business or operations other than the entry into, and exercise of rights and performance of obligations in respect of, the Operative Agreements and other activities incidental or related to the foregoing.

     5.2  Ownership of Properties, Indebtedness.
          -------------------------------------

     The Borrower will not own, lease, manage or otherwise operate any properties or assets other than in connection with the activities described in
Section 5.1, or incur, create, assume or suffer to exist any Indebtedness or other consensual liabilities or financial obligations other than as may be incurred, created or assumed or as may exist in connection with the activities described in Section 5.1 (including without limitation the Loan and other obligations incurred by the Borrower hereunder).

     5.3  Disposition of Assets.
          ---------------------

     The Borrower will not convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired, except to the extent expressly contemplated by the Operative Agreements.

     5.4  Compliance with Operative Agreements.
          ------------------------------------

     The Borrower will at all times (a) observe and perform all of the covenants, conditions and obligations required to be performed by it (whether in its capacity as the Lessor, the Owner Trustee or otherwise) under each Operative Agreement to which it is a party; and (b) observe and perform, or cause to be observed and performed, all of the covenants, conditions and obligations of the Lessor under the Lease, even in the event that the Lease is terminated at stated expiration following a Lease Event of Default or otherwise.

     5.5  Further Assurances.
          ------------------

     At any time, upon the written request of the Agent, and at the expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent or the Majority Lenders may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the other Operative Agreements and of the rights and powers herein or therein granted.

     5.6  Notices.
          -------

     If on any date, a Responsible Officer of the Borrower shall obtain actual knowledge of the occurrence of a Default or Event of Default, the Borrower will give written notice thereof to the Agent within five Business Days after such date.

     5.7  Discharge of Liens.
          ------------------

     Neither the Borrower nor the Trust Company will create or permit to exist at any time any Lessor Lien. Each of the Borrower and the Trust Company will, at its own expense, promptly take any action necessary to discharge, or cause to be discharged, all Lessor Liens attributable to it unless it is contesting them in good faith by appropriate, diligently prosecuted proceedings that do not involve any danger of material impairment of any Lien contemplated by the Security Documents or of the sale, forfeiture or loss of any Property and do not materially interfere with the disposition of any Property or title thereto or any interest therein or the payment of Rent.

     5.8  Trust Agreement.
          ---------------

     Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign, the Owner Trustee will (a) not terminate or revoke the trust created by the Trust Agreement, except as permitted by Article VIII of the Trust Agreement, (b) not amend, supplement, terminate, revoke or otherwise modify the Trust Agreement in a manner that could reasonably be expected to adversely affect the rights or interests of the Agent or the Lenders under the Operative Agreements, and (c) will comply with all of the terms of the Trust Agreement.

                          SECTION 6. EVENTS OF DEFAULT

     If any of the following specified events (each an "Event of Default")
                                                        ----------------
occurs:

     (a) the Borrower fails to pay when due any principal or interest on the Loan, and such failure continues for three Business Days; or

     (b) the Borrower fails to pay (i) any amount due on the Maturity Date under any Credit Document or (ii) any principal or interest due on the Loan arising from Lessee's obligation to pay Termination Value when due or to pay Basic Rent or Supplemental Rent at such time as any Termination Value is due; or

     (c) the Borrower fails to pay any other amount owing under any Credit Document, and such failure continues for three days; or

     (d) the Borrower fails to perform or observe (i) any obligation under
Section 5.4, 5.5 or 5.8(c), and the failure continues for 30 days after the Borrower receives notice from the Agent or the Majority Secured Parties, but if the failure cannot be remedied within the 30-day period but may be remedied with further diligence and if the Borrower has diligently pursued and continues to diligently pursue a remedy, then the Agent shall grant the Borrower additional time (not to exceed 30 days) needed to pursue the remedy or (ii) any other term, covenant or agreement contained in any Credit Document to which it is a party; or

     (e) any representation, warranty or statement made by the Borrower in any Credit Document, or by the Borrower or the Lessee in the Participation Agreement or any statement or certificate delivered under any Operative Agreement, is incorrect when made in any material respect; or

     (f) (i) any Lease Event of Default has occurred and is continuing; or (ii) the Owner Trustee fails to perform or observe any term, covenant or agreement under the Participation Agreement or the Trust Agreement required to be performed by it to or for the benefit of the Agent or a Lender, and the failure continues for 30 days after the Borrower receives notice from the Agent or the Majority Secured Parties, but if the failure cannot be remedied within the 30-day period but may be remedied with further diligence and if the Borrower has diligently pursued and continues to diligently pursue a remedy, then the Agent shall grant the Borrower additional time (not to exceed 30 days) needed to pursue the remedy; or

     (g) the Borrower commences a voluntary case concerning itself under the Bankruptcy Code; or an involuntary case under the Bankruptcy Code is commenced against the Borrower that is not contravened within 10 days or not dismissed within 60 days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower; or the Borrower commences any other proceeding concerning itself, or has a proceeding commenced against it that is not dismissed within 60 days, under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation or similar law of any jurisdiction whether now or hereafter in effect; or the Borrower is adjudicated insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; or the Borrower suffers any appointment of any custodian or the like for it or any substantial part of its property to continue without discharge or stay for a period of 60 days; or the Borrower makes a general assignment for the benefit of creditors; or any corporate or partnership action is taken by the Borrower for the purpose of effecting any of the foregoing; or

     (h) any Security Document ceases to be in full force and effect, or ceases to give the Agent the Liens, rights, powers and privileges intended to be created thereby (including without limitation a first priority perfected security interest in and Lien on all of the Properties), in favor of the Agent on behalf of the Lenders and the Holders, superior to and prior to the rights of all other Persons and subject to no other Liens (except in each case to the extent expressly permitted in any Operative Agreement); or

     (i) the Lease ceases to be enforceable against the Lessee; or

     (j) one or more judgments or decrees are entered against the Borrower (not including judgments or decrees that are vacated or discharged, or stayed or bonded pending appeal within 60 days from the entry thereof) involving an aggregate liability for the Borrower of $100,000 or more;

then (A) in an Event of Default specified in paragraph (g) above, the Loan (with accrued interest thereon) and all other amounts owing under this Agreement, including Prepayment Fees, and the Notes shall immediately become due and payable, or (B) in any other Event of Default, with the consent of the Majority Secured Parties, the Agent may, or upon the request of the Majority Secured Parties, the Agent shall, by notice to the Borrower declare the Loan (with accrued interest thereon) and all other amounts owing under this Agreement, including Prepayment Fees, and the Notes to be due and payable, whereupon they shall immediately become due and payable (any of the occurrences or actions referred to in clause (A) or (B) above, an "Acceleration"). Except as expressly
                                            ------------
provided above in this Section 6, the Borrower waives presentment, demand, protest and all other notices of any kind.

     Upon the occurrence of any Event of Default and so long as any Event of Default is continuing, upon the Majority Secured Parties' written instructions, the Agent shall exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder and (subject to the terms thereof) under the other Credit Documents, the Lease and the other Operative Agreements and shall have any and all rights and remedies available under the Uniform Commercial Code or any other applicable provision of law.

     Upon the occurrence of any Event of Default and so long as any Event of Default is continuing, the Agent may, and upon the Majority Secured Parties' request shall, proceed to protect and enforce this Agreement, the Notes, the other Credit Documents and the Lease by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Property or for the recovery of judgment for the indebtedness secured thereby or for the enforcement of any other proper, legal or equitable remedy available under applicable laws.

     The Borrower shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including without limitation all reasonable legal fees and other reasonable costs and expenses incurred by the Agent or any Lender by reason of the occurrence of any Event of Default or the exercise of remedies with respect thereto.

                              SECTION 7. THE AGENT

     7.1  Appointment.
          -----------

     Each Lender irrevocably designates and appoints the Agent as its agent under this Agreement and the other Operative Agreements and irrevocably authorizes the Agent to execute the Operative Agreements as its Agent and on its behalf, to take such action on its behalf under this Agreement and the other Operative Agreements, and to exercise the powers and perform the duties expressly delegated to the Agent by the terms of this Agreement and other Operative Agreements, together with any other powers reasonably incidental to any powers so delegated. Without limiting the generality of the foregoing sentence, each of the Lenders specifically acknowledges the terms and provisions of the Participation Agreement and directs the Agent to exercise such powers, make such decisions and otherwise perform such duties as are delegated to the Agent thereunder without being required to obtain any specific consent with respect thereto from any Lender, unless the matter under consideration is a Unanimous Vote Matter or otherwise requires the consent of the Majority Lenders or the Majority Secured Parties or both. The Agent has no duties or responsibilities, except those expressly set forth in this Agreement or the other Operative Agreements, or any fiduciary relationship with any Lender, and no covenants, functions, responsibilities, duties, obligations or liabilities may be implied from this Agreement or any other Operative Agreement or otherwise exist against the Agent.

     7.2  Delegation of Duties.
          --------------------

     The Agent may execute any of its duties under this Agreement and the other Operative Agreements by or through agents or attorneys-in-fact and is entitled to advice of counsel concerning all matters pertaining to its duties. The Agent is not responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     7.3  Exculpatory Provisions.
          ----------------------

     Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates will be (a) liable for any action lawfully taken or omitted to be taken by it or any other Person under or in connection with this Agreement or any other Operative Agreement (except for its own gross negligence or willful misconduct), or (b) responsible in any manner to any Lender for any recitals, statements, representations or warranties made by the Borrower or the Lessee or any of their officers contained in this Agreement or any other Operative Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Operative Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Operative Agreement, for the perfection, non-perfection or priority of any Lien or security interest, or for any failure of the Borrower or the Lessee to perform its obligations under this Agreement or any other Operative Agreement. The Agent is under no obligation to any Lender to ascertain or to inquire as to the observance or performance of any agreement in or condition of this Agreement or any other Operative Agreement, or to inspect the properties, books or records of the Borrower or the Lessee.

     7.4  Reliance by the Agent.
          ---------------------

     The Agent may rely, and will be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, facsimile, telex or teletype message, statement, order or other document or conversation it believes to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including without limitation counsel to the Borrower or the Lessee), independent accountants, and any other expert it selects. The Agent may treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof has been delivered to the Agent. The Agent is fully justified in failing or refusing to take any action under this Agreement or any other Operative Agreement unless it has first received any advice or concurrence of the Majority Lenders, the Majority Secured Parties or all Secured Parties, as the case may be, as it deems appropriate or it has first been indemnified to its satisfaction by the Lenders against any and all liability and expense that it may incur by reason of taking or continuing to take any such action. The Agent is in all cases fully protected in acting, or in refraining from acting, under this Agreement or any other Operative Agreement in accordance with a request of the Majority Lenders, the Majority Secured Parties or all Secured Parties, as the case may be, and any action taken or failure to act pursuant thereto is binding upon all the Lenders and all future holders of the Notes (or all Secured Parties, as the case may be).

     7.5  Notice of Default.
          -----------------

     The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default (other than a payment default) hereunder unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing the Default or Event of Default, and identified as a default notice. If the Agent receives a notice of default, the Agent will give notice thereof to the Lenders. The Agent will take such action with respect to such Default or Event of Default as the Majority Secured Parties reasonably direct; provided, that unless and until the Agent receives such
                   --------
direction, the Agent may (but is not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it deems advisable in the best interests of the Secured Parties. Nothing in this Section 7.5 limits (a) the rights of the Majority Secured Parties to elect remedies under Section 6 or (b) the rights of the Majority Secured Parties or all Secured Parties, as the case may be, set forth in the Participation Agreement.

     7.6  Non-Reliance on the Agent and Other Lenders.
          -------------------------------------------

     Each Lender acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no further act by the Agent, including without limitation any review of the affairs of the Borrower or the Lessee, will constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on the documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Lessee and made its own decision to make its Commitment and enter into this Agreement. Each Lender also represents that it will, independently and without reliance on the Agent or any other Lender, and based on whatever documents and information it deems appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Operative Agreements and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Lessee. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent has no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or the Lessee that may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     7.7  Indemnification.
          ---------------

     The Lenders will indemnify the Agent, in its capacity as such (to the extent it is not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their Commitment Percentages on the date on which indemnification is sought (or, if indemnification is sought after the date on which the Commitments are terminated and the Loan is paid in full, ratably in accordance with their Commitment Percentages immediately prior to the termination and payment), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against any of them in any way relating to or arising out of, the Commitments, this Agreement, any of the other Operative Agreements or any documents contemplated by or referred to in any Operative Agreement or the transactions contemplated by the Operative Agreements, or any action taken or omitted by any of them under or in connection with any of the foregoing; provided, that no Lender will be liable for the payment of any
           --------
portion of any liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent. The agreements in this Section
7.7 shall survive the payment of the Notes and all other amounts payable hereunder.

     7.8  The Agent in Its Individual Capacity.
          ------------------------------------

     The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or the Lessee as though the Agent were not the Agent hereunder and under the other Operative Agreements. With respect to its portion of the Loan and any Note issued to it, the Agent has the same rights, obligations and powers under this Agreement and the other Operative Agreements as any Lender and may exercise those rights and powers as though it were not the Agent, and the terms "Lender" and "Lenders" include the Agent in its individual capacity.

     7.9  Successor Agent.
          ---------------

     The Agent may resign at any time upon 30 days' notice to the Lenders, the Borrower and, so long as no Lease Event of Default has occurred and is continuing, the Lessee. If the Agent resigns under this Agreement, the Majority Secured Parties shall appoint from among the Lenders a successor Agent, subject to the approval of the Borrower and, so long as no Lease Event of Default has occurred and is continuing, the Lessee, such approval not to be unreasonably withheld or delayed. If no successor Agent is appointed prior to the effective date of the resignation of the resigning Agent, the Agent may appoint, after consulting with the Lenders and subject to this approval of the Borrower and, so long as no Lease Event of Default has occurred and is continuing, the Lessee, such approval not to be unreasonably withheld or delayed, a successor Agent from among the Lenders (or another Person acceptable to the Majority Lenders). If no successor Agent has accepted appointment as the Agent by the date which is 30 days following a resigning Agent's notice of resignation, the resigning Agent's notice of resignation will thereupon become effective and the Lenders shall perform all of the duties of the Agent until such time, if any, as the Majority Lenders appoint a successor Agent, in the manner provided for above. Upon the effective date of the Agent's resignation, only a successor Agent may succeed to all the rights, powers and duties of the resigning Agent, the term "Agent" shall mean the successor Agent, and the resigning Agent's rights, powers and duties in its capacity as Agent will be terminated. After any Agent resigns as the Agent, the provisions of Section 9.5 and this Article VII shall inure to its benefit as to any actions taken or permitted to be taken by it while it was the Agent under this Agreement.

     7.10 Actions of the Agent on Behalf of Holders.
          -----------------------------------------

     The Lenders and the Borrower acknowledge and consent to the Agent's acting on behalf of the Holders as provided in the Participation Agreement, and, in any such case, the Lenders acknowledge that the Holders are entitled to vote as "Secured Parties" hereunder to the extent required or permitted by the Operative Agreements.

     7.11 The Agent's Duty of Care.
          ------------------------

     Other than the exercise of reasonable care to assure the safe custody of the Collateral being held by the Agent under any Operative Agreement, the Agent shall have no duty or liability to preserve rights pertaining to the Collateral, it being understood and agreed that the Lessee is responsible for preserving all rights in the Collateral, and the Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Lessee. The Agent will have exercised reasonable care in the custody and preservation of any Collateral in its possession if it accords the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than that employed by a reasonable and prudent Agent in the industry, it being understood that the Agent is not responsible for taking any steps to preserve rights in the Collateral against any Person.

             SECTION 8. MATTERS RELATING TO PAYMENT AND COLLATERAL

     8.1  Collection and Allocation of Payments and Other Amounts.
          -------------------------------------------------------

     The Agent will allocate and distribute payments, including without limitation the proceeds of Collateral, to the Lenders, the Holders and other Persons in accordance with the procedures set forth in Section 8.7 of the Participation Agreement.

     8.2  Certain Remedial Matters.
          ------------------------

     (a) The Borrower at all times retains, to the exclusion of all other parties, all rights to Excepted Payments payable to it and to demand, collect or commence an action at law to obtain such payments and to enforce any judgment with respect thereto; and

     (b) The Borrower and each Holder at all times, but not to the exclusion of the Agent, retain (i) all rights with respect to insurance that Article XIV of the Lease specifically confers upon the "Lessor," (ii) the right to provide any insurance as the Lessee has failed to maintain or as the Borrower or any Holder may desire, and (iii) the right to bring an action to enforce compliance by the Lessee with the provisions of Articles VIII, IX, X, XI, XIV and XVII of the Lease.

     8.3  Excepted Payments.
          -----------------

     Any Excepted Payment received at any time by the Agent shall be distributed promptly to the Person entitled to receive it.

                            SECTION 9. MISCELLANEOUS

     9.1  Amendments and Waivers.
          ----------------------

     None of the terms of this Agreement may be terminated, amended, supplemented, waived or modified except in accordance with Section 12.4 of the Participation Agreement.

     9.2  Notices.
          -------

     All notices required or permitted to be given under this Agreement shall be given in accordance with Section 12.2 of the Participation Agreement.

     9.3  No Waiver; Cumulative Remedies.
          ------------------------------

     No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     9.4  Survival of Representations and Warranties.
          ------------------------------------------

     All representations and warranties made by the Borrower under the Operative Agreements shall survive the execution and delivery of this Agreement and the Notes and the making of the Loan hereunder.

     9.5  Payment of Expenses and Taxes.
          -----------------------------

     The Borrower will (with funds provided by the Lessee as Supplemental Rent):
(a) pay all reasonable out-of-pocket costs and expenses of (i) the Agent whether or not the transactions herein contemplated are consummated, in connection with the negotiation, preparation, execution and delivery of the Operative Agreements and the documents and instruments referred to therein (including without limitation the reasonable fees and disbursements of Agent's Counsel) and any amendment, waiver or consent relating thereto (including without limitation the reasonable fees and disbursements of Agent's Counsel) and (ii) the Agent and each of the Lenders in connection with the enforcement of the Operative Agreements and the documents and instruments referred to therein (including without limitation the reasonable fees and disbursements of Agent's Counsel and Lenders' Counsel); and (b) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes.

     9.6  Successors and Assigns.
          ----------------------

     This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

     9.7  Participations.
          --------------

     Each Lender may sell participations to one or more Persons (each, a "Participant") in all or a portion of its rights or obligations, or both, under
 -----------
the Operative Agreements (including all or a portion of its Commitment or its
Loan); provided, however, that (a) such Lender's obligations under the Operative
       --------  -------
Agreements shall remain unchanged, (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(c) the Participant will be entitled to the benefit of yield protection under
Section 11.2(e) of the Participation Agreement and set-off rights under Section
12.15 of the Participation Agreement, and (d) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Operative Agreements, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loan and its Notes and to approve any amendment, modification, or waiver of any provision of the Operative Agreements (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loan or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loan or Notes, or extending its Commitment).

     9.8  Assignments; Pledges to Federal Reserve Banks.
          ---------------------------------------------

     (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under the Operative Agreements (including, without limitation, all or a portion of its Loan and its Notes) as follows:

          (i) excepting the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under the Operative Agreements, any partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof;

          (ii) each assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under the Operative Agreements and the Notes;

          (iii) the parties to the assignment shall execute and deliver to the Agent for its acceptance an assignment agreement, in a form satisfactory to the Agent, together with any Note subject to the assignment and a processing fee of $3,500; and

          (iv) if the Eligible Assignee is not a U.S. Person, it shall certify to the Borrower and the Agent that it is exempt from Withholdings.

     (b) Upon its satisfactory receipt of the items described in Section 9.8(a)(iii), the Agent shall (i) accept the assignment, (ii) record the appropriate information in the Register, and (iii) give prompt notice of its acceptance to the parties thereto. Upon the Agent's acceptance of the assignment, the Eligible Assignee thereunder will be a party hereto and, to the extent of the assignment, have the obligations, rights and benefits of a Lender under the Operative Agreements, and the assigning Lender, to the extent of the assignment, will have relinquished its rights and will be released from its obligations under the Operative Agreements. If necessary, the assigning Lender, the Agent and the Borrower will arrange for new Notes to be issued promptly to the assigning Lender and the Eligible Assignee.

     (c) Each Lender may at any time assign and pledge all or any portion of its Loan and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by the Board. No such assignment or pledge releases the assigning Lender from its obligations hereunder.

     9.9  The Register; Disclosure.
          ------------------------

     The Agent shall maintain at its address for notices a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loan owing to, each Lender from time to time (the "Register"). The entries in the Register will be conclusive and binding for all
 --------
purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender for all purposes of this Agreement. The Borrower or any Lender may inspect the Register at any reasonable time upon reasonable prior notice.

     9.10 Adjustments; Set-off.
          --------------------

     (a) Except as otherwise expressly provided in Section 8.1 hereof and
Section 8.7 of the Participation Agreement where, and to the extent, one Lender is entitled to payments prior to other Lenders, if any Lender (a "Benefitted
                                                                  ----------
Lender") shall at any time receive any payment of all or part of its Loan, or
------
interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 6(g), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's portion of the Loan, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or
         --------  -------
benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the event of such recovery, but without interest.

     (b) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each of the Agent and the Lenders is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Agent or such Lender (including without limitation by branches and agencies of the Agent or such Lender wherever located) to or for the credit or the account of the Borrower against and on account of the obligations and liabilities of the Borrower to the Agent or such Lender under this Agreement or under any of the other Operative Agreements, including without limitation all interests in obligations of the Borrower purchased by any such Lender pursuant to Section 9.10(a), and all other claims of any nature or description arising out of or connected with this Agreement or any other Operative Agreement, irrespective or whether or not the Agent or such Lender shall have made any demand and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

     9.11 Counterparts.
          ------------

     This Agreement may be executed by the parties in separate counterparts, each of which taken together will constitute one and the same instrument. The Borrower and the Agent shall hold a complete set of original counterparts of this Agreement.

     9.12 Severability.
          ------------

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     9.13 Integration.
          -----------

     This Agreement and the other Operative Agreements to which the Borrower, the Agent, or any Lender is a party represent the entire agreement of the Borrower, the Agent, and the Lenders with respect to the subject matter hereof and thereof, and the Agent and the Lenders make no promises, undertakings, representations or warranties relative to subject matter hereof not expressly made or referred to herein or in the other Operative Agreements.

     9.14 GOVERNING LAW.
          -------------

     THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES.

     9.15 SUBMISSION TO JURISDICTION AND VENUE.
          ------------------------------------

     THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS
                                                                    -------
MUTANDIS.
--------

     9.16 Acknowledgments.
          ---------------

     The Borrower acknowledges that

     (a) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any other Operative Agreement, and the relationship between the Agent and the Lenders on the one hand and the Borrower on the other hand, in connection with this Agreement and the other Operative Agreements is solely that of creditor and debtor and

     (b) no joint venture among the Lenders or among the Borrower and the Lenders is created by this Agreement or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated by this Agreement.

     9.17 WAIVERS OF JURY TRIAL.
          ---------------------

     THE BORROWER, THE AGENT AND THE LENDERS IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM IN SUCH ACTION OR PROCEEDING.

     9.18 Nonrecourse.
          -----------

     In addition to and not in limitation of Section 12.9 of the Participation Agreement, anything to the contrary contained in this Agreement or in any other Operative Agreement notwithstanding, all Exculpated Persons shall have no personally liable in any respect for any liability or obligation under any Operative Agreement, including without limitation the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in this Agreement, the Notes or any other Operative Agreement. If the Agent or any Lender pursues any remedy available to it under this Agreement, the Notes or any other Operative Agreement, it will have no claim against the Borrower or any other Exculpated Person, for any deficiency, loss or monetary damages, and recourse will be solely and exclusively against the Trust Estate and the Lessee. The Borrower is not responsible for the payment of any amounts owing hereunder [excluding principal and interest (other than Overdue Interest) on the Loan] (such non-excluded amounts, "Supplemental Amounts") except to the extent that the
                       --------------------
Lessee pays Supplemental Rent under the Lease for application toward Supplemental Amounts or the Borrower otherwise receives such amounts. Nothing in this Agreement or any other Operative Agreement (a) constitutes a waiver, release or discharge of any obligation evidenced or secured by this Agreement or any other Credit Document, (b) limits the right of the Agent or any Lender to name the Borrower as a party defendant in any action or suit for judicial foreclosure and sale under any Security Document, or

(c) affects in any way the validity or enforceability of any guaranty (whether of payment or performance) given to the Lessor, the Agent or the Lenders, or of any indemnity given by the Borrower, in connection with the Loan.

     9.19 USURY SAVINGS PROVISION.
          -----------------------

     THE PARTIES INTEND TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. TO THE EXTENT ANY COURT OF COMPETENT JURISDICTION CHARACTERIZES ANY PAYMENTS UNDER THIS AGREEMENT AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THE PROVISIONS OF THIS SECTION SHALL APPLY. ANY PAYMENTS CHARACTERIZED AS INTEREST ARE REFERRED TO IN THIS SECTION AS "INTEREST." THIS SECTION LIMITS, OVERRIDES AND CONTROLS ALL AGREEMENTS AMONG THE PARTIES, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. UNDER NO CIRCUMSTANCES (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS AGREEMENT OR OTHERWISE, EXCEED THE MAXIMUM AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF ANY CONSTRUCTION OF AN OPERATIVE AGREEMENT OR OTHER APPLICABLE DOCUMENT RESULTS IN INTEREST BEING PAYABLE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, THE INTEREST PAYABLE SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM LAWFUL AMOUNT PERMITTED UNDER APPLICABLE LAW AND UNDER THAT CONSTRUCTION, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF THE AGENT OR ANY LENDER RECEIVES A PAYMENT OF INTEREST UNDER THIS AGREEMENT OR APPLICABLE LAW THAT WOULD, APART FROM THIS PROVISION, EXCEED THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE EXCESS WILL BE APPLIED, WITHOUT PENALTY, TO REDUCE THE PRINCIPAL ON THE LOAN AND NOT TO THE PAYMENT OF INTEREST, BUT TO THE EXTENT THE EXCESS AMOUNT IS GREATER THAN THE PRINCIPAL THEN DUE, IT WILL BE REFUNDED TO THE BORROWER OR OTHER PAYOR THEREOF. ALL INTEREST PAID OR AGREED TO BE PAID TO THE AGENT OR ANY LENDER SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS AGREEMENT SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM LAWFUL AMOUNT.

                            [signature pages follow]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

WELLS FARGO BANK NORTHWEST,
NATIONAL ASSOCIATION, not
individually, except as expressly provided herein, but solely as the Owner Trustee under S&F Trust 1998-1, as the Borrower


By: /s/ C. Scott Nielsen
    ---------------------------------
Name: C. Scott Nielsen
Title: Vice President

                               [Credit Agreement]

FLEET CAPITAL CORPORATION,
as the Agent and a Lender


By: /s/ Mark A. Davis
    ---------------------------------
Name: Mark A. Davis
Title: Vice President

                               [Credit Agreement]

GMAC BUSINESS CREDIT, LLC,
as a Lender


By: /s/ Michael R. Reisner
    ---------------------------------

Name: Michael R. Reisner
Title: Senior Vice President

                               [Credit Agreement]

COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.
"RABOBANK NEDERLAND", NEW
YORK BRANCH, as a Lender


By: /s/ Bradford F. Scott
    --------------------------------------------
Name: Bradford F. Scott
      ------------------------------------------
Title: Executive Director
      ------------------------------------------


By: /s/ Jeffrey Vollack
    --------------------------------------------
Name: Jeffrey Vollack
      ------------------------------------------
Title: Managing Director - Senior Credit Officer
       -----------------------------------------

                               [Credit Agreement]

NATEXIS BANQUES POPULAIRES,
as a Lender


By: /s/ Pieter J. van Tulder
    --------------------------------
Name: Pieter J. van Tulder
      ------------------------------
Title:  Vice President & Manager
      ------------------------------
Multinational Group
-------------------


By: /s/ Christine Dirringer
    --------------------------------
Name: Christine Dirringer
      ------------------------------
Title:  Vice President
      ------------------------------

                               [Credit Agreement]

TRANSAMERICA EQUIPMENT FINANCIAL SERVICES CORPORATION, as a Lender


By: /s/ James R. Bates
    --------------------------------
Name:  James R. Bates
      ------------------------------
Title:  Vice President
      ------------------------------

                               [Credit Agreement]

CASINO USA, INC., as a Lender


By:  /s/ Andre Delolmo
     -------------------------------
Name:  Andre Delolmo
      ------------------------------
Title:  President
      ------------------------------

                               [Credit Agreement]

BNP PARIBAS, as a Lender


By:  /s/ Sean T. Conlon
     -------------------------------
Name:  Sean T. Conlon
      ------------------------------
Title:  Managing Director
      ------------------------------


By:  /s/ C. Bettles
     -------------------------------
Name:  C. Bettles
      ------------------------------
Title:  Managing Director
      ------------------------------

                               [Credit Agreement]

Name and  Address of Lenders                                Amount/Percentage
----------------------------                                -----------------
BNP Paribas                                             $ 3,500,000.00       4.21%
725 South Figueroa Street, Suite 2090
Los Angeles, CA 90017
Attention: Sean Conlon
Telephone: (213) 688-6431
Facsimile: (213) 488-9602

Casino USA, Inc.                                        $16,100,000.00      19.37%
600 Citadel Drive
Commerce, CA 90040
Attention: Andre Delolmo, President
Telephone: (323) 869-7722
Facsimile: (323) 869-7779

Fleet Capital Corporation                               $13,155,737.70      15.83%
One Financial Plaza, 2/nd/ Floor
Mail Code: REDE030702C
Providence, RI 02903
Attention: Senior Credit Officer
Telephone: (401) 278-8252
Facsimile: (401) 278-8022

GMAC Business Credit, LLC                               $21,926,229.51      26.39%
210 Interstate North Parkway, Suite 315
Atlanta, GA 30339
Attention: David Berry
Telephone: (678) 553-2704
Facsimile: (678) 553-2707

Natexis Banques Populaires                               $5,262,295.08      6.33%
1251 Avenue of the Americas, 34/th/ Floor
New York, NY 10020
Attention: Christine Dirringer
Telephone: (212) 872-5025
Facsimile: (212) 872-5163

Rabobank International                                  $13,155,737.71      15.83%
Four Embarcadero Center, Suite 3200
San Francisco, CA 94111
Attention: Bradford Scott
Telephone: (415) 782-9809
Facsimile: (415) 986-8349

Transamerica Equipment Financial Services Corporation   $10,000,000.00      12.03%
5080 Spectrum Drive, Suite 1100W
Addison, TX 75001
Attention: Ferris Mapes
Telephone: (972) 458-5805
Facsimile: (972) 458-5959
TOTAL:                                                  $83,100,000.00        100%

                                      B-27